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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                             _____________________


                        Date of Report (Date of earliest
                                event reported)
                          May 24, 2001 (May 24, 2001)


                            Korn/Ferry International
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                   001-14505                      95-2623879
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    (State of            (Commission File Number)            (IRS Employer
  incorporation)                                           Identification No.)


        1800 Century Park East, Suite 900, Los Angeles, California 90067
        ----------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


                                 (310) 843-4100
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On May 24, 2001, the registrant issued a press release announcing the appointment of Paul C. Reilly as Chairman and Chief Executive Officer.

          A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          ------------


          The following exhibit is filed with this report:

Exhibit
Number         Description
------         -----------

99.1           Press release, dated May 24, 2001



                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KORN/FERRY INTERNATIONAL



                              By: /s/   Elizabeth S.C.S. Murray
                                 ------------------------------------
                                 Name:  Elizabeth S.C.S. Murray
                                 Title: Chief Financial Officer
                                        and Executive Vice President




Date: May 24, 2001

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                                 Exhibit Index



99.1      Press Release, dated May 24, 2001

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